Investor Presentation November 2011 Exhibit 99.1 Jay S. Bullock, CFO

2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The
Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

Argo Group – About Us
International Specialty Underwriter of P&C Insurance
and Reinsurance Risks
• Business platform is comprised of four distinct businesses; Each fully accountable
• International platform supports corporate objectives of growth, profitability and diversification.
First and Foremost an Underwriting Company
• Five-year (2006-10) average combined ratio of 98.7% vs. 99.4% (industry)
Solid Financial Strength (Balance Sheet)
• Rated ‘A’ (Excellent) by A.M. Best (Class Size XII)¹
• Conservatively capitalized/modest use of financial leverage
1 Argo P/C Insurance & reinsurance operations
3.

Argo Group - A Compelling Valuation
Current stock price doesn’t reflect strength of balance sheet
• AGII’s stock price trading at approximately 60% of book value (11/15/11)
Balance sheet characteristics:
• Adequately reserved
• Excellent asset quality
• Average rating of fixed maturity portfolio is ‘AA’.
• Exposure to questionable sovereigns is immaterial
• Average rating of reinsurance recoverable balances is ‘A’
• Intangibles and goodwill less than 4% of total assets.
• Use of financial leverage is modest at 20.5%  (9/30/11)
Management an active buyer of the stock
4.

Our Strategy
• Become a recognized worldwide leader of custom insurance and reinsurance solutions for our clients
• Create a competitive advantage through superior customer service, product innovation and underwriting knowledge
• Achieve profitable growth organically and/or through opportunistic acquisitions throughout the cycle
• Manage capital and risk appropriately / maintain strong ratings
• Hire top tier talent to support our strategy
5.
Maximize shareholder value through growth in book value per share

BVPS Growth Since 2002
Our Track Record:
6.
$23.40
$27.22
$30.36
$33.52
$39.08
$45.15
$44.18
$52.36
$58.41
$54.85
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011-
Q3
*Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
10.2%
CAGR
Maximizing Shareholder Value

Commercial Specialty Segment
Pre-Tax Operating Income            and Combined Ratio
7.
About Us
• Designs customized commercial insurance
programs for grocers, fabricare, restaurants
and other specialty retail clients
• 2
nd
largest provider of commercial insurance
to small and midsize U.S. public entities
• 2
nd
largest provider of commercial insurance
to the coal mine industry
• Distributes products direct, through
wholesalers and independent agents
NWP by Business Unit
$10.8
$12.7
$19.3
$35.9
$50.4
$61.3
$43.0
$45.8
$29.0
$17.7
($8.1)
104.0%
98.4%
96.8%
92.5%
89.4%
88.6%
96.5%
95.6%
99.0%
100.9%
111.0%
80.0%
90.0%
100.0%
110.0%
120.0%
($10.0)
$10.0
$30.0
$50.0
$70.0
2002 2003 2004 2005 2006 2007 2008 2009 2010 9 Months
2010
9 Months
2011
Argo Insurance US
Retail
27%
Alteris
41%
Rockwood
20%
Argo Surety
5%
Commercial Programs
5%
Involuntary
2%
($mm)

NWP By Business Unit About Us
Excess & Surplus Lines Segment
8.
Pre-Tax Operating Income            and Combined Ratio
• A leader in the U.S. Excess & Surplus lines
market
• Strong relationships with national,
local and regional wholesale brokers
• Target market is non-standard
(hard-to-place) risks
• U/W expertise is a competitive advantage
$18.5
$41.1
$36.9
$57.7
$101.4
$112.7
$98.3
$64.7
$62.7
$43.5
$40.8
94.7%
91.1%
94.8%
92.6%
88.9%
89.3%
93.3%
99.6%
97.8%
98.7% 98.6%
80.0%
90.0%
100.0%
110.0%
120.0%
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
2002 2003 2004 2005 2006 2007 2008 2009 2010 9 Months
2010
9 Months
2011
Casualty
26%
Transportation
21%
Property
4%
Contract
28%
Environmental
3%
Allied Medical
6%
E&O
4%
Professinoal
7%
($mm)

Syndicate 1200
About Us
9.
NWP by Line of Business
Established multi-class platform at
Lloyds of London
Primary classes of business include:
• Property (Facultative, Binders)
• Specialty (Energy, Yachts & Hull)
• Liability (Professional Indemnity, GL)
• Aerospace (Aviation, Space)
Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP ($mm) and Combined Ratio
Energy, 11.4%
Prop FAC, 27.0%
GL, 6.8%
D&O, 1.8%
PA, 11.3%
Property Binders,
18.0%
REO & MI, 2.3%
Transportation, 2.4%
Marine Cargo, 2.8%
Int'l Prop Treaty,
4.2%
Aerospace, 2.0%
Other Liability,
10.1%
$282.9
$706.0
$389.9
$329.6
$335.7
112.3%
95.8%
115.3%
109.5%
132.0%
0.0%
40.0%
80.0%
120.0%
160.0%
$0.0
$200.0
$400.0
$600.0
$800.0
2008 2009 2010 9 Months 9 Months
2010 2011

International Specialty
About Us
Gross Written Premium ($mm)
10.
NWP by Line of Business
Operating Income ($mm) and Combined Ratio
• Underwrites property CAT, property per
risk and proportional property treaty
reinsurance worldwide & excess casualty
• A platform for international expansion:
• Established regional office in Dubai
• Establishing operations in Brazil
• Establishing operations in Euro zone
• Distributes through brokers
Property CAT
68%
Property XOL
22%
Casualty
7%
Professional
3%
$0.8
$8.1
$23.6
$50.3
$32.0
$23.0
($64.6)
82.1%
86.1%
77.9%
52.3%
72.8% 74.1%
192.6%
0.0%
50.0%
100.0%
150.0%
200.0%
250.0%
($80.0)
($60.0)
($40.0)
($20.0)
$0.0
$20.0
$40.0
$60.0
2006 2007 2008 2009 2010 9
Months Months
2010
9
2011
$11.1
$34.3
$126.4
$162.9
$188.9
$168.0
$176.0
$0.0
$50.0
$100.0
$150.0
$200.0
2006 2007 2008 2009 2010 9
Months
2010
9
Months
2011

Argo Group Q3 2011 Financial Highlights
CONSOLIDATED GAAP VIEW
Gross written premium up 12.6% in the quarter
• Reflects new product initiatives at our Lloyds (Syndicate 1200) platform
• Pushing hard for rate increases with mixed results; market still competitive
Modest pre-tax loss of $6.1 million in the quarter; Reflects
• CATS, net of reinstatement premium of $26.7 million
• Losses on aggregate reinsurance covers of approximately $10 million
• A&E reserves were strengthened by $9.7 million
Repurchased $17 million of  AGII shares in the quarter.
• Year-to-date share repurchase activity was $36.9 million
• Year to date, paid $10 million of dividends to shareholders
11.

Q3’2011 Financial Highlights
CONSOLIDATED GAAP VIEW
12.
($ in millions)
Operating Income
Q3'11 Q3'10
Adjusted Operating Income Before Taxes
1,2
$20.2 $35.5
- CATs, Net of Estimated Reinstatement Premium (26.7) (12.8)
(10.0) 0.0
- Prior Year Reserve Development Favorable / (Unfavorable) 4.6 3.0
Operating Income (Loss) Before Taxes
² ($11.9) $25.7
Combined Ratio
Q3'11 Q3'10
Adjusted Loss Ratio
¹
62.5% 57.8%
Expense Ratio 39.6% 40.1%
Adjusted Combined Ratio
¹
102.1% 97.9%
- CATs, Net of Estimated Reinstatement Premium 10.0% 4.4%
3.7% 0.0%
- Prior Year Reserve Development (Favorable) / Unfavorable -1.7% (1.0%)
Total Combined Ratio 114.1% 101.3%
1 Results presented before CATs, losses on aggregate reinsurance covers and prior year development.
2 Excludes realized capital gains/losses and foreign exchange gains/losses.
- Estimated Losses on Aggregate Reinsurance Covers
- Estimated Losses on Aggregate Reinsurance Covers

YTD’2011 Financial Highlights
CONSOLIDATED GAAP VIEW
13.
($ in millions)
Operating Income
YTD Q3'11 YTD Q3'10
Adjusted Operating Income Before Taxes
1,2
$82.9 $86.8
- CATs, Net of Estimated Reinstatement Premium (171.6) (56.6)
- Estimated Losses on Aggregate Reinsurance Covers (10.0) 0.0
- Prior Year Reserve Development Favorable / (Unfavorable) 0.9 26.3
Operating Income (Loss) Before Taxes
($97.8) $56.5
Combined Ratio
YTD Q3'11 YTD Q3'10
Adjusted Loss Ratio
1
60.4% 61.2%
Expense Ratio 39.4% 38.5%
Adjusted Combined Ratio
1
99.8% 99.7%
- CATs, Net of Estimated Reinstatement Premium 21.4% 6.2%
- Estimated Losses on Aggregate Reinsurance Covers 1.3% 0.0%
- Prior Year Reserve Development  (Favorable)  / Unfavorable (0.1%) (2.8%)
Total Combined Ratio 122.4% 103.1%
1
2 Excludes realized capital gains/losses and foreign exchange gains/losses.
2
Results presented before CATs, losses on aggregate reinsurance covers and prior year development.

Balance Sheet
CONSOLIDATED GAAP VIEW
14.
($ millions)
September 30, December 31, %
2011 2010 Variance
(unaudited)
Total investments 4,180.3 $       4,215.4 $       -0.8%
Cash and cash equivalents 119.8            83.5              43.5%
Accrued investment income 31.5              33.5              (6.0%)
Receivables 1,450.9         1,505.7         (3.6%)
Goodwill and intangible assets 246.1            249.1            (1.2%)
Deferred acquisition costs 136.2            139.7            (2.5%)
Ceded unearned premiums                            227.7            164.0            38.8%
Other assets 110.2            97.6              12.9%
6,502.7 $       6,488.5 $       0.2%
Reserves for losses and loss adjustment expenses 3,349.6 $       3,152.2 $       6.3%
Unearned premiums 723.4            654.1            10.6%
Ceded reinsurance payable 429.6            524.3            (18.1%)
Debt                                                66.9              65.0              2.9%
Junior subordinated debentures                     311.5            311.5            0.0%
Other liabilities 155.4            155.3            0.1%
5,036.4         4,862.4         3.6%
Total shareholders' equity 1,466.3         1,626.1         (9.8%)
6,502.7 $       6,488.5 $       0.2%
Book value per common share 54.85 $         58.41 $         (6.1%)
Assets
Total assets
Liabilities and Shareholders' Equity
Total liabilities
Total liabilities and shareholders' equity

Investment Portfolio
CONSOLIDATED GAAP VIEW
15.
($ millions)
Sep. 30, 2011 Jun. 30, 2011
Total cash and investments Fair Value % of Total Fair Value % of Total
USD DENOMINATED:
Fixed maturities
U.S. Governments $516.9 12.0% $440.7 10.2%
Non-U.S. Governments 43.2 1.0% 35.9 0.8%
Obligations of states and political subdivisions 625.3 14.5% 617.4 14.4%
Corporate securities 980.2 22.8% 1,031.8 24.0%
Structured securities
CMO/MBS-agency 558.7 13.0% 562.4 13.1%
CMO/MBS-non agency 20.7 0.5% 34.7 0.8%
CMBS 113.4 2.6% 184.1 4.3%
ABS-residential 14.5 0.3% 15.5 0.4%
ABS-non residential 71.4 1.7% 81.7 1.9%
FOREIGN DENOMINATED:
Governments 220.4 5.1% 208.0 4.8%
Credit 94.3 2.2% 100.7 2.3%
Total Fixed maturities $3,259.0 75.8% $3,312.9 77.0%
Equity securities $353.1 8.2% $375.9 8.7%
Other investments 214.1 5.0% 226.1 5.3%
Short-term investments 354.1 8.2% 384.0 8.9%
Total investments $4,180.3 97.2% $4,298.9 100.0%
Cash and cash equivalents 119.8 2.8% 49.0 1.1%
Total cash and investments $4,300.1 100.0% $4,347.9 101.1%

Argo Group - Recap of Major Highlights
• International platform supports diversification & future growth strategy
• Underwriting focus & talent are key competitive advantages
Management committed to maximizing shareholder value
• Achieved double digit book value per share growth since 2002
• Quality of capital and balance sheet is excellent
• Will continue to repatriate capital as appropriate
16.
• U.S. and international platforms well-positioned to take advantage of a
Argo is an established carrier in the international
specialty insurance and reinsurance markets.
hardening market